404 P-1
                       SUPPLEMENT DATED JANUARY 31, 2001
                             TO THE PROSPECTUS OF
                         FRANKLIN U.S. LONG-SHORT FUND
                            DATED SEPTEMBER 1, 2000
The prospectus is amended as follows:

I. Under  the  "Goal  and   Strategies"   section  on  page  2,  the  following
paragraphs are added:

 The Fund is closed to new investors, except broker-dealer sponsored wrap account programs, when it reaches $400 million in total assets or on February 28, 2001, whichever occurs first. Additionally the Fund reserves the right to close to existing shareholders upon reaching $500 million in assets, but it would continue to allow reinvested dividends and capital gains. If you are a shareholder of record on February 28, 2001 or when the Fund reaches $400 million in total assets (whichever comes first), you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distributions. The Fund reserves the right to modify this policy at any time.

II. Under the "Main Investment Strategies" section beginning on page 2, the following paragraph is added:

 In order to effectively maintain the Fund's flexibility to shift its net exposure, the Fund may buy and sell options, financial futures contracts, stock index futures contracts, foreign currency futures contracts (futures contracts) and options on these contracts. An option is a contract that provides the holder the right to buy or sell shares of a stock at a fixed price, or receive from the seller cash based on an index's closing price, within a specified period of time. A futures contract is an agreement to buy or sell a specific security or securities, take or make delivery of the cash value of a securities index or a specified amount of currency at a specified future date and price. The Fund uses options, futures contracts and related options to help manage risks relating to targeted long or short portfolio allocation percentages and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.

III. Under the "Main Risks" section beginning on page 4, the following paragraph is added:

 DERIVATIVE SECURITIES Futures and options contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives are particularly sensitive to changes in interest rates.

IV. The first sentence under "Selling Shares" on page 23 is replaced with the following:

 You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

               Please keep this supplement for future reference.